Events after the reporting period	6 Months Ended
Dec. 31, 2022
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Events after the reporting period
Note 19. Events after the reporting period
On 3 January 2023 a deposit of US$428,096 was received from Labcorp Early Development Laboratories Inc. representing the refund due on the completion of the Paxalisib Phase II trial.
On 16 January 2023 Kazia announced a placement to professional and sophisticated investors and the launch of an associated Share Purchase Plan for eligible shareholders. The placement of A$4,500,000, comprised of an unconditional placement of A$2,792,572 at $0.11 per share; and a conditional placement of A$1,707,428 at $0.11 per share, and was approved by shareholders at the Extraordinary General Meeting on 24 February 2023. Each placement was made to professional and sophisticated investors. The Placement was not underwritten. In addition, eligible shareholders were offered the opportunity to acquire up to A$30,000 of new shares through a Share Purchase Plan (SPP). All new shares issued under the Placement and the SPP ranked equally with the existing ordinary shares. Funding will be used to drive Kazia’s clinical program toward several critical inflection points through CY2023, including the final data read out on the paxalisib GBM AGILE study and for general working capital purposes. Funds raised by the SPP totalled A$2,606,000.
No other matter or circumstance has arisen since 31 December 2022 that has significantly affected, or may significantly affect the consolidated entity’s operations, the results of those operations, or the consolidated entity’s state of affairs in future financial years.